Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 9/15/2003


Blended Coupon 5.3681%


Excess Protection Level
3 Month Average   5.78%
February, 2001   7.52%
January, 2001   7.59%
December, 2000   2.23%


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.34%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,724,177,938.56